Filed pursuant to Rule 497(a)

Registration No. 333-190850

Rule 482ad

PROSPECT CAPITAL CORPORATION

$300,000,000

5.000% Notes due 2019

PRICING TERM SHEET

April 2, 2014

The following sets forth the final terms of the 5.000% Notes due 2019 and should only be read together with the preliminary prospectus supplement dated March 31, 2014, together with the accompanying prospectus dated October 15, 2013, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Prospect Capital Corporation
Security	5.000% Notes due 2019
Rating*	BBB (S&P)(Negative)
Aggregate Principal Amount Offered	$300,000,000
Maturity	July 15, 2019, unless earlier repurchased or redeemed
Trade Date	April 2, 2014
Price to Public (Issue Price)	100.00%
Coupon (Interest Rate)	5.000%
Yield to Maturity	5.002%
Spread to Benchmark Treasury	320.9 basis points
Benchmark Treasury	1.625% due March 31, 2019
Benchmark Treasury Price and Yield	$99-6+ and 1.793%
Interest Payment Dates	January 15 and July 15, commencing July 15, 2014
Make-Whole Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:

•      100% of the principal amount of the notes to be redeemed, and

•      the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points

Settlement Date	April 7, 2014 (T+3)
Denomination	$1,000 and integral multiples of $1,000 in excess thereof
CUSIP	74348TAN2
ISIN	US74348TAN28
Underwriters’ Discount	1.5%
Exchange Notes

Prospect Capital Corporation previously issued $50,000,000 in aggregate principal amount of 4.75% Senior Notes due 2019 (the “Exchange Notes”) pursuant to its Prospect Capital InterNotes® program that provided original holders of such Exchange Notes with the option of exchanging such Exchange Notes for any issue of additional notes by us of at least $250,000,000 in aggregate principal amount that are pari passu with such Exchange Notes.  Holders of $45,000,000 aggregate principal amount of Exchange Notes exercised their option to exchange such notes for the notes offered hereto.  The $300,000,000 aggregate principal amount of notes offered hereto is inclusive of the exercised Exchange Notes.

Lead Book-Running Managers	Barclays Capital Inc. Goldman, Sachs & Co. RBC Capital Markets, LLC UBS Securities LLC
Passive Book-Running Manager	BNP Paribas Securities Corp.
Lead Manager	BMO Capital Markets Corp.
Co-Managers	BB&T Capital Markets, a division of BB&T Securities, LLC Fifth Third Securities, Inc. KeyBanc Capital Markets Inc. Mitsubishi UFJ Securities (USA), Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect Capital Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Prospect Capital Corporation and should be read carefully before investing.

Certain Material U.S. Federal Income Tax Considerations—Original Issue Discount:

The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading “Supplement to Material U.S. Federal Income Tax Considerations” in the accompanying prospectus supplement and is subject to the qualifications and assumptions set forth therein.

The Notes are not being issued with original issue discount (“OID”) for U.S. federal income tax purposes. Accordingly, the discussion of OID set forth under the heading “Supplement to Material U.S. Federal Income Tax Considerations” in the accompanying prospectus supplement will not apply to holders of the Notes. All holders are urged to consult their own tax advisors regarding their particular circumstances. See “Supplement to Material U.S. Federal Income Tax Considerations” in the accompanying prospectus supplement.

The information in the Preliminary Prospectus and in this announcement is not complete and may be changed. The Preliminary Prospectus and this announcement are not offers to sell any securities of Prospect Capital Corporation and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847); Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, tel: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; RBC Capital Markets, LLC, 3 WFC 200 Vesey Street New York, NY 10281 Attn: Prospectus Department, tel: 866-375-6829, email: RBCNYFixedIncomeProspectus@rbccm.com; and UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Specialist, tel: 877-827-6444, ext. 561 3884.